Income Taxes	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
Income Taxes

Note 12 — Income Taxes

The components of loss before income taxes are as follows:

	For the Years Ended December 31,
	2023	2022
U.S.	$(37,106,599)	$(13,419,830)
Foreign	(315,688)	—
Total loss before income taxes	$(37,422,287)	$(13,419,830)

The Company’s major tax jurisdictions are the United States, Switzerland, and various state jurisdictions, and the Company does not have any pending tax audits. The income tax benefit recorded for the year ended December 31, 2023 related to the Company’s deferred foreign taxes. There was no income tax provision or benefit recorded for the year ended December 31, 2022. Generally, the Company’s federal returns from 2019 on and state returns from

2018 on, and foreign returns from 2018 on, are subject to examination by the United States, state, and foreign tax authorities; however, to the extent allowed by law, tax authorities have the ability to adjust the Company’s carryforwards of unutilized net operating losses and research and development credits for all years.

At December 31, 2023, the Company had a net operating loss (“NOL”) carryforward for federal, foreign, and state income tax purposes totaling approximately $27.9 million, $18.0 million, and $23.8 million, respectively, available to reduce future taxable income. The federal NOL and certain state NOLs of $16.8 million are carried forward indefinitely subject to a limitation of 80% of taxable income. State NOLs of approximately $6.8 million will begin to expire in 2024 if not utilized, and foreign NOLs of approximately $15.1 million will begin to expire in 2024 if not utilized.

The NOL carry forward is subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Under the Internal Revenue Code (“IRC”) Sections 382 and 383, annual use of the Company’s net operating loss carryforwards and research credit carryforwards to offset taxable income and tax, respectively, may be limited based on cumulative changes in ownership. The Company has not completed an analysis to determine whether any such limitations have been triggered as of December 31, 2023. The amount of the annual limitation, if any, will be determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years.

The tax effects of the temporary differences and carryforwards that give rise to deferred tax assets and liabilities consist of the following:

	As of December 31,
	2023	2022
Deferred tax assets:
Net-operating loss carryforward	$10,214,760	$2,986,738
Intangibles	3,349,919	885,176
Capitalized research and development	1,171,320	—
Stock-based compensation	690,760	308,552
Deposit on WraSer APA	854,896	—
Accrued compensation	150,099	186,573
License agreement	49,157	82,626
Other	520,207	65,886
Gross deferred tax assets	17,001,118	4,515,551
Valuation allowance	(15,697,701)	(4,512,546)
Deferred tax assets, net of allowance	$1,303,417	$3,005
Deferred tax liabilities:
Intangible assets	(4,345,449)	—
Fixed assets	(2,560)	(3,005)
Other	(29,189)	—
Total deferred tax liabilities	$(4,377,198)	$(3,005)
Net deferred tax liability	$(3,073,781)	$—

The Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets. The Company has recorded a valuation allowance against its United States and foreign deferred tax assets in each of the years ended December 31, 2023 and 2022, because the Company’s management believes that it is more likely than not that these assets will not be realized. During the years ended December 31, 2023 and 2022, the valuation allowance increased by approximately $11.2 million and $3.2 million, respectively.

The provision for income taxes on earnings subject to income taxes differs from the statutory Federal rate at December 31, 2023 and 2022, due to the following:

	For the Years Ended December 31,
	2023	2022
Expected income tax benefit at Federal statutory tax rate	$(7,858,680)	$(2,818,164)
State and local taxes, net of Federal tax benefit	(1,192,605)	(501,277)
Research credits	—	(16,477)
Foreign NOL expirations	315,927	—
Stock-based compensation	196,025	—
Subscription agreement liability	181,440	—
Officer’s compensation	(126,337)	—
Acquisition related costs	164,073	—
Permanent items	55,486	194,705
State rate adjustment	(23,135)	19,600
Other	60,599	(37,260)
Change in valuation allowance	8,214,614	3,158,873
Income tax benefit	$(12,593)	$—

Under U.S. GAAP, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Additionally, U.S. GAAP provides guidance on derecognition, classification, interest and penalties, accounting for interim periods, disclosure, and transition.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	For the Years Ended December 31,
	2023	2022
Beginning balance	$17,010	$—
Increases related to prior year tax positions	—	11,517
Increases related to current year tax positions	—	5,493
Ending balance	$17,010	$17,010

At December 31, 2023 and 2022, the Company’s unrecognized tax benefits were $17,010. Due to the existence of the valuation allowance, future changes in the Company’s unrecognized tax benefits will not impact the effective tax rate. The Company does not expect its unrecognized tax benefits to change significantly over the next 12 months.

The Company’s policy is to recognize interest and penalties related to uncertain tax positions in income tax expense. As of December 31, 2023 and 2022, there were no accrued interest and penalties associated with uncertain tax positions.